                                                                   EXHIBIT 10.56

                                                                  EXECUTION COPY

                                    COLLATERAL ASSIGNMENT dated as of August 4,
                           1999, as amended and restated as of March 3, 2003, between SEMICONDUCTOR COMPONENTS INDUSTRIES, LLC, a Delaware limited liability company (the "Borrower"), and JPMORGAN CHASE BANK, a New York banking corporation ("JPMCB"), as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties. Capitalized terms used but not defined herein, unless otherwise specified, shall have the meanings assigned to such terms in the Security Agreement (as defined herein).

                              W I T N E S S E T H:

                  WHEREAS, the Companies, certain lenders from time to time party thereto (the "Lenders"), and JPMCB, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), are parties to the Credit Agreement dated as of August 4, 1999, as amended and restated as of April 3, 2000;

                  WHEREAS, pursuant to the terms, conditions and provisions of
(a) the Indenture dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Indenture"), among the Companies, the Subsidiary Guarantors and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), and (b) the Purchase Agreement dated as of February 26, 2003, among the Companies, the Subsidiary Guarantors and Salomon Smith Barney Inc., Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated (the "Initial Purchasers"), the Companies are issuing $200,000,000 aggregate principal amount of 12% Senior Secured Notes due 2010 and may issue, from time to time, additional notes in accordance with the provisions of the Indenture (collectively, the "Notes") which will be guaranteed on a senior secured basis by each of the Subsidiary Guarantors;

                  WHEREAS, the Companies and certain Lenders under the Credit Agreement referred to above have entered into an Amendment and Restatement Agreement dated as of February 14, 2003 (the "Amendment and Restatement Agreement"), to amend and restate the Credit Agreement referred to above as of February 14, 2003 (such Credit Agreement, as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement") in order to, among other things, permit, subject to certain terms and conditions, (a) the issuance of the Notes by the Companies and (b) the amendment of the Security Documents to provide for securing the Note Obligations thereunder;

                  WHEREAS, the parties hereto are parties to the Collateral Assignment dated as of August 4, 1999, as amended, supplemented and modified from time to time prior to the date hereof, and are entering into this Agreement to effect the securing of the Note Obligations hereunder and other related amendments contemplated by the Amendment and Restatement Agreement and the Indenture;

                  WHEREAS, (a) the Companies, the Collateral Agent and the Trustee have entered into a Collateral Sharing Agreement dated as of the date hereof (the "Collateral Sharing Agreement") and (b) the Borrower and the Collateral Agent have entered into a Security

Agreement, amended and restated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "Security Agreement"); and

                  WHEREAS, the Borrower has duly authorized the execution, delivery and performance of this Agreement;

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Borrower and the Collateral Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:

                  SECTION 1. Collateral Assignment. As collateral security for the Secured Obligations, the Borrower hereby assigns to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the ratable benefit of the Secured Parties a security interest in, all of the Borrower's right, title and interest in, to and under the following contracts and instruments, as the same may be modified, amended or supplemented from time to time:

                  (a) the Transition Agreements (as defined in the Credit Agreement); and

                  (b) such other contracts and instruments of the Borrower as the Collateral Agent shall designate from time to time to the Borrower in writing unless such assignment is prohibited (i) by the terms thereof, and the Borrower cannot reasonably obtain a waiver or an amendment of such prohibition or (ii) by applicable law.

The contracts and instruments listed in clauses (a) and (b), as amended and in effect from time to time, are referred to collectively as the "Assigned Contracts". The security interest assigned by this Section 1 shall include (a) any and all rights to receive and demand payments under any and all Assigned Contracts, (b) any and all rights to receive and compel performance under any and all Assigned Contracts, (c) the right to make all waivers, amendments, determinations and agreements of or under any and all Assigned Contracts, (d) the right to take such action, including commencement, conduct and consummation of legal, administrative or other proceedings, as shall be permitted by the Assigned Contracts or by law and (e) any and all other rights, interests and claims now existing or hereafter arising under or in connection with any and all Assigned Contracts.

                  SECTION 2. Agreements, Representations and Warranties. The Borrower further agrees, represents and warrants to the Collateral Agent and the Secured Parties that:

                  (a) as of the date hereof, the Assigned Contracts are in full force and effect, there being no default thereunder by the Borrower. The Borrower will not permit any waiver, supplement, amendment, change or modification to be made to the Assigned Contracts, without the written consent of the Collateral Agent, except as permitted in accordance with Section 6.11(b) of the Credit Agreement and the Indenture (to the extent consistent with the Collateral Sharing Agreement); and

                  (b) it has the right, power and authority to grant to the Collateral Agent a security interest in its right, title and interest in and to the Assigned Contracts. It has not heretofore hypothecated, assigned, mortgaged, pledged, encumbered or otherwise transferred its right, title or interest under the Assigned Contracts in any manner to any person other than the Collateral Agent and Wells Fargo Bank Minnesota, National Association, as collateral agent for the holders of the Senior Secured Notes due 2008 issued by the Borrower and Holdings, nor will it do so at any time hereafter without the Collateral Agent's prior written consent in each instance, except for assignments, mortgages, pledges or encumbrances permitted or not prohibited by the Credit Agreement and the Indenture. Any such assignment, mortgage, pledge or encumbrance without the Collateral Agent's consent shall be void and of no force or effect.

                  SECTION 3. No Obligations for Collateral Agent. The Borrower specifically acknowledges and agrees that the Collateral Agent does not assume, and shall have no responsibility for, the performance of any obligations to be performed under or with respect to the Assigned Contracts or by it, and it hereby agrees to indemnify and hold harmless the Collateral Agent with respect to any and all claims by any person relating to such obligations. The Collateral Agent, in its discretion, may file or record this Agreement. The Collateral Agent agrees to notify the Borrower promptly after any such filing or recording.

                  SECTION 4. Remedies upon Default. Upon the commencement and during the continuance of an Event of Default, the Collateral Agent may, at its option, without notice to or demand upon the Borrower (both of which are hereby waived for the purpose of this Section 4), in addition to all other rights and remedies provided under any other Security Document, the Collateral Sharing Agreement, the Senior Loan Documents and the Indenture Documents, in its own name or the name of the Borrower, demand, sue upon or otherwise enforce the Assigned Contracts to the same extent as if the Collateral Agent were the party named in the Assigned Contracts, and exercise all other rights of the Borrower under the Assigned Contracts in such manner as it may determine. Any moneys actually received by the Collateral Agent pursuant to the exercise of any of the rights and remedies granted in this Collateral Assignment shall be applied as provided in the Security Agreement.

                  SECTION 5. Reimbursement of Collateral Agent. (a) The Borrower agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, that the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Assigned Contracts, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of the Borrower to perform or observe any of the provisions hereof applicable to it.

                  (b) Without limitation of its indemnification obligations under the other Security Documents, the Collateral Sharing Agreement, the Senior Loan Documents or the Indenture Documents, the Borrower agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to any of the Assigned Contracts, whether or not any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

                  (c) Any amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Security Documents. The provisions of this Section 5 shall remain operative and in full force and effect regardless of the termination of this Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement, any other Security Document, the Collateral Sharing Agreement, any Senior Loan Document or any Indenture Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 5 shall be payable upon written demand therefor and shall bear interest at the rate specified in Section 2.13(c) of the Credit Agreement.

                  SECTION 6. Collateral Agent Appointed Attorney-in-Fact. Upon the occurrence and during the continuation of an Event of Default, the Collateral Agent shall have the right, as the true and lawful attorney-in-fact and agent of the Borrower, with power of substitution for the Borrower and in the Borrower's name, the Collateral Agent's name or otherwise for the use and benefit of the Collateral Agent (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Assigned Contracts or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Assigned Contracts; (c) to sign the name of the Borrower on any invoice or bill of lading relating to any of the Assigned Contracts; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Assigned Contracts or to enforce any rights in respect of any Assigned Contracts; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Assigned Contracts; and (f) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Assigned Contracts, and to do all other acts and things necessary to carry out the purposes of this Collateral Assignment, as fully and completely as though the Collateral Agent were the Borrower named in the Assigned Contracts; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Assigned Contracts or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Assigned Contracts or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Borrower or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Borrower for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section 6 shall in no event relieve the Borrower of any of its obligations hereunder or under the other Security Documents, the Collateral Sharing Agreement, the Senior Loan Documents or the Indenture Documents with respect to the Assigned Contracts or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Assigned Contracts or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right that it may have on the date of this Collateral Assignment or hereafter, whether hereunder, under the other Security Documents, the Collateral Sharing Agreement, the Senior Loan Documents or the Indenture Documents, by law or otherwise.

                  SECTION 7. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent and the other Secured Parties under the other Security Documents, the Collateral Sharing Agreement, the Senior Loan Documents or the Indenture Documents, as applicable, are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement, any other Security Document, the Collateral Sharing Agreement, any Senior Loan Document or any Indenture Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Borrower with respect to which such waiver, amendment or modification is to apply, subject to the terms of the Collateral Sharing Agreement.

                  SECTION 8. Security Interest Absolute. All rights of the Collateral Agent hereunder and all obligations of the Borrower hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any other Security Document, the Collateral Sharing Agreement, any Senior Loan Document or any Indenture Document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any other Security Document, the Collateral Sharing Agreement, any Senior Loan Document or any Indenture Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Secured Obligations or this Agreement.

                  SECTION 9. Termination. This Agreement shall terminate when all the Obligations (other than those specified in clauses (c) and (d) of the definition thereof) and the Note Obligations have been indefeasibly paid in full, the Lenders have no further commitment to lend under the Credit Agreement, the LC Exposure (as defined in the Credit Agreement) has been reduced to zero and the Issuing Bank has no further commitment to issue Letters of Credit under the Credit Agreement. Upon such termination, the Collateral Agent shall take such action as the Borrower shall reasonably request at the expense of the Borrower to reassign and deliver to the Borrower, without recourse or warranty, the Assigned Contracts and related documents, if any, in which the Collateral Agent shall have any interest under this Collateral Assignment and which shall then be held by the Collateral Agent or be in its possession and the Borrower's obligations hereunder and the security interest of the Collateral Agent in the Assigned Contracts shall terminate. In connection with any termination or release, the Collateral Agent shall execute and deliver to the Borrower, at the Borrower's expense, all UCC termination statements and similar documents that the Borrower shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 9 shall be without recourse to or warranty by the Collateral Agent.

                  SECTION 10. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 7.01 of the Security Agreement.

                  SECTION 11. Further Assurances. The Borrower covenants to execute and deliver to the Collateral Agent, promptly after demand, such additional assurances, writings or other instruments as may reasonably be required by the Collateral Agent to effectuate the purposes hereof.

                  SECTION 12. Binding Effect: Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party, and all covenants, promises and agreements by or on behalf of the Borrower that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to the Borrower when a counterpart hereof executed on behalf of the Borrower shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Borrower and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that the Borrower shall have no right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement, the other Security Documents, the Collateral Sharing Agreement, the Senior Loan Documents or the Indenture Documents.

                  SECTION 13. Survival of Agreement: Severability. (a) All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Collateral Agent and the other Secured Parties and shall survive the making by the Lenders of the Loans, the issuance of Letters of Credit by the Issuing Bank, the execution and delivery to the Lenders of any notes evidencing such Loans, and the purchase and resale of the Notes by the Initial Purchasers regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

                  (b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract (subject to Section
12), and shall become effective as provided in Section 12. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

                  SECTION 16. Jurisdiction; Consent to Service of Process. (a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, any other Security Document, the Collateral Sharing Agreement, any Senior Loan Document or any Indenture Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement, any other Security Document, the Collateral Sharing Agreement, any Senior Loan Document or any Indenture Document against the Borrower or its properties in the courts of any jurisdiction.

                  (b) The Borrower irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, any other Security Document, the Collateral Sharing Agreement, any Senior Loan Document or any Indenture Document in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 17. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT ANY OTHER SECURITY DOCUMENT, THE COLLATERAL SHARING AGREEMENT, ANY SENIOR LOAN DOCUMENT OR ANY INDENTURE DOCUMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 17.

                  SECTION 18. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Security Agreement shall be applicable to this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

                                            SEMICONDUCTOR COMPONENTS
                                            INDUSTRIES, LLC,

                                            By
                                                /s/ JOHN T. KURTZWEIL
                                                --------------------------------
                                                Name:  John T. Kurtzweil
                                                Title: Chief Financial Officer

                                            JPMORGAN chase BANK, as Collateral
                                            Agent,

                                            By
                                                /s/ EDMOND DEFOREST
                                                --------------------------------
                                                Name:  Edmond DeForest
                                                Title: Vice President

                                       9